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                                                                    EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT






The Board of Directors
o2wireless Solutions, Inc.:

         We consent to the use of our reports incorporated herein by reference.


KPMG LLP

Atlanta, Georgia
June 8, 2001